EXHIBIT 99.2

UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

   The following unaudited condensed pro forma balance sheet as of December 31, 2010 was prepared as if the acquisition was effective as of such date.  The unaudited condensed pro forma statements of operations for the year ended June 30, 2010 and the six months ended December 31, 2010 were prepared as if the acquisition was effective on July 1, 2009.

   The unaudited condensed pro forma financial statements should be read in conjunction with the consolidated financial statements of AccelPath, LLC included herein and the consolidated financial statements of Technest Holdings, Inc. included in its annual report on Form 10-K for the year ended June 30, 2010 and its unaudited consolidated financial statements included in its quarterly report on Form 10-Q for the six months ended December 31, 2010.

   The pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of the future financial position or future results of operation of the combined business after the acquisition of AccelPath by Technest, or of the financial position or results of operations of the combined business that would have actually occurred had the acquisition been effected as of the dates described above.  The acquisition will be accounted for as a reverse acquisition wherein AccelPath will be treated as the acquirer for accounting purposes since it will control the combined business.

TECHNEST HOLDINGS, INC.
CONDENSED PRO FORMA BALANCE SHEET DECEMBER 31, 2010 (Unaudited)

	Technest Holdings, Inc.	AccelPath, LLC	Pro Forma Adjustments	Notes	Pro Forma Balance Sheet
ASSETS
Current Assets
Cash and cash equivalents	$331,326	$195,068	$300,000	( F )	$826,394
Accounts receivable, net of allowances	81,887	71,380	—		153,267
Inventory and work in process	20,734	—	—		20,734
Restricted cash	15,000	—	—		15,000
Prepaid expenses and other current assets	169,206	7,875	—		177,081
Assets related to discontinued operations	4,846,367	—	—		4,846,367
Total Current Assets	5,464,520	274,323	300,000		6,038,843

Property and Equipment, net of accumulated depreciation	7,128	5,985	—		13,113

Other Assets
Deposits	28,525	18,000	—		46,525
Deferred financing costs	—	—	36,000	( N )	36,000
Definite-lived intangible assets, net	141,084	—	(141,084)	( I )	—
Customer contracts	—	—	350,000	( I )	350,000
Goodwill	3,050,000	—	(1,956,000)	( I )	1,094,000
Total Other Assets	3,219,609	18,000	(1,711,084)		1,526,525

Total Assets	$8,691,257	$298,308	$(1,411,084)		$7,578,481

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$415,097	$243,523	$—		$658,620
Accrued expenses and other current liabilities	225,101	10,000	—		235,101
Accrued guaranteed payments	—	55,000	—		55,000
Accrued income taxes	369,816	—	—		369,816
Contingent value rights payable	—	—	3,072,785	( H )	3,072,785
Notes payable	—	—	74,000	( C )	74,000
Liabilities related to discontinued operations	1,045,374	—	—		1,045,374
Total Current Liabilities	2,055,388	308,523	3,146,785		5,510,696

Total Liabilities	2,055,388	308,523	3,146,785		5,510,696

Stockholders’ Equity
Series E convertible preferred stock - stated value $1,000 per share; 300 shares issued and outstanding pro forma	—	—	300,000	( F )	300,000
Common stock - par value $.001 per share; 495,000,000 shares authorized; 32,678,056 shares issued and outstanding at December 31, 2010; 120,279,296 shares issued and outstanding pro forma	32,676	—	86,151	( A )
			1,000	( L )
			450	( N )	120,277
Additional paid-in capital	25,901,925	—	915,749	( A )
			(19,116,445)	( B )
			(74,000)	( C )
			(3,072,785)	( H )
			(1,747,084)	( I )
			49,000	( L )
			35,550	( N )	2,891,910
Members' contributions	—	1,001,900	(1,001,900)	( A )	—
Accumulated deficit	(19,116,445)	(1,012,115)	19,116,445	( B )
			(50,000)	( L )	(1,062,115)
Total	6,818,156	(10,215)	(4,557,869)		2,250,072
Non controlling interest	(182,287)	—	—		(182,287)
Total Stockholders’ Equity	6,635,869	(10,215)	(4,557,869)		2,067,785

Total Liabilities and Stockholders’ Equity	$8,691,257	$298,308	$(1,411,084)		$7,578,481

TECHNEST HOLDINGS, INC.
CONDENSED PRO FORMA STATEMENT OF OPERATIONS FOR THE YEAR ENDED JUNE 30, 2010 (Unaudited)

	Technest Holdings, Inc.	AccelPath, LLC	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Revenues	$2,699,532	$—	$—		$2,699,532
Cost of Revenues	1,251,259	—	—		1,251,259

Gross Profit	1,448,273	—	—		1,448,273

Operating Expenses
Selling, general and administrative	1,871,033	325,235	6,000	( E )
			50,000	( M )
			18,000	( O )	2,270,268
Research and development	146,952	—	—		146,952
Amortization of intangible assets	206,990	—	(206,990)	( J )
			175,000	( K )	175,000
Total Operating Expenses	2,224,975	325,235	42,010		2,592,220

Operating Loss from Continuing Operations	(776,702)	(325,235)	(42,010)		(1,143,947)

Other Income, Net
Interest income	134,951	—	—		134,951
Interest expense	(34,731)	—	(149)	( D )	(34,880)
Other income	6,921	—	—		6,921
Total Other Income, Net	107,141	—	(149)		106,992

Loss from Continuing Operations before Income Taxes	(669,561)	(325,235)	(42,159)		(1,036,955)
Income tax benefit	—	—	—		—
Net Loss from Continuing Operations	(669,561)	(325,235)	(42,159)		(1,036,955)

Discontinued Operations
Loss from discontiued operations	(521,263)	—	—		(521,263)
Income tax expense	(76,725)	—	—		(76,725)
Net Loss from Discontinued Operations	(597,988)	—	—		(597,988)

Net Loss	(1,267,549)	(325,235)	(42,159)		(1,634,943)
Net Loss Attributable to Non-Controlling Interest	168,337	—	—		168,337
Net Loss Attributable to Controlling Interest	(1,099,212)	(325,235)	(42,159)		(1,466,606)

Deemed and Cash Dividends to Preferred Stockholders	(291,305)	—	(52,709)	( G )	(344,014)

Net Loss Applicable to Common Shareholders	$(1,390,517)	$(325,235)	$(94,868)		$(1,810,620)

Basic and Diluted Loss Per Common Share
From continuing operations					$(0.011)
From discontinued operations					(0.005)
Net Loss Per Share - Basic and Diluted					$(0.016)

Weighted Average Number of Common Shares Outstanding
Technest Holdings, Inc. - Historical					27,337,016
Shares issued to AccelPath members				( A )	86,151,240
Shares issued to Technest's former President and CEO				( L )	1,000,000
Shares issued for Equity Purchase Agreement				( N )	450,000
Pro Forma basic and diluted					114,938,256

TECHNEST HOLDINGS, INC.
CONDENSED PRO FORMA STATEMENT OF OPERATIONS FOR SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

	Technest Holdings, Inc.	AccelPath, LLC	Pro Forma Adjustments	Notes	Pro Forma Statement of Operations

Revenues	$1,237,303	$71,427	$—		$1,308,730
Cost of Revenues	487,786	100,735	—		588,521

Gross Profit (Loss)	749,517	(29,308)	—		720,209

Operating Expenses
Selling, general and administrative	798,039	472,310	9,000	( O )	1,279,349
Research and development	25,638	15,360	—		40,998
Amortization of intangible assets	5,476	—	(5,476)	( J )
			87,500	( K )	87,500
Total Operating Expenses	829,153	487,670	91,024		1,407,847

Operating Loss from Continuing Operations	(79,636)	(516,978)	(91,024)		(687,638)

Other Income, Net
Goodwill impairment loss	(1,826,038)	—	1,826,038	( J )	—
Interest income	31,444	—	—		31,444
Interest expense	—	—	—		—
Other income	27,022	—	—		27,022
Total Other Income, Net	(1,767,572)	—	1,826,038		58,466

Loss from Continuing Operations before Income Taxes	(1,847,208)	(516,978)	1,735,014		(629,172)
Income tax benefit	—	—	—		—
Net Loss from Continuing Operations	(1,847,208)	(516,978)	1,735,014		(629,172)

Discontinued Operations
Loss from discontiued operations	—	—	—		—
Net Loss from Discontinued Operations	—	—	—		—

Net Loss	(1,847,208)	(516,978)	1,735,014		(629,172)
Net Loss Attributable to Non-Controlling Interest	13,950	—	—		13,950
Net Loss Attributable to Controlling Interest	(1,833,258)	(516,978)	1,735,014		(615,222)

Deemed and Cash Dividends to Preferred Stockholders	—	—	(7,500)	( G )	(7,500)

Net Loss Applicable to Common Shareholders	$(1,833,258)	$(516,978)	$1,727,514		$(622,722)

Basic and Diluted Loss Per Common Share
From continuing operations					$(0.005)
From discontinued operations					—
Net Loss Per Share - Basic and Diluted					$(0.005)

Weighted Average Number of Common Shares Outstanding
Technest Holdings, Inc. - Historical					32,678,056
Shares issued to AccelPath members				( A )	86,151,240
Shares issued to Technest's former President and CEO				( L )	1,000,000
Shares issued for Equity Purchase Agreement				( N )	450,000
Pro Forma basic and diluted					120,279,296

Notes to the Unaudited Condensed Pro Forma Financial Statements

   On March 4, 2011, Technest Holdings, Inc. acquired all of the outstanding membership interests of AccelPath, LLC and AccelPath became a wholly-owned subsidiary of Technest.  As a result of the acquisition, the former members of AccelPath received an aggregate of 86,151,240 shares of Technest common stock and held approximately 72.5% of the issued and outstanding common stock immediately after the acquisition.  Accounting principles generally accepted in the United States generally require that a company whose security holders retain the majority voting interest in the combined business be treated as the acquirer for financial reporting purposes.  The acquisition was accounted for as a reverse acquisition whereby AccelPath was deemed to be the accounting acquirer.

(A)
To record the issuance of 86,151,240 shares of common stock in connection with the acquisition of all of the outstanding membership interests of AccelPath.  Immediately following the transaction the former members of AccelPath beneficially owned approximately 72.5% of the Technest issued and outstanding common stock.  Following the acquisition, AccelPath will operate as a wholly-owned subsidiary of Technest.

(B)	To eliminate Technest's accumulated deficit in conjunction with the reverse acquisition.

(C)
To record AccelPath's repurchase of 315,000 membership units from a former Managing Member immediately prior to the acquisition in exchange for a $74,000 note payable due in eight monthly installments with interest at 0.54% per annum.

(D)	To record the $149 of interest expense on the $74,000 note payable.

(E)	To record the $6,000 of consulting expense related to the resignation of the former Managing Member of AccelPath.

(F)
To record the issuance of 300 shares of Technest Series E 5% Convertible Preferred Stock with a stated value of $1,000 per share, for a purchase price of $300,000.  The Series E 5% Convertible Preferred Stock is convertible into 6,754,173 shares of Technest common stock at any time at a conversion price of approximately $0.044416985 per share.

(G)	To record the deemed, related to the beneficial conversion feature, and cash dividends on the Series E 5% Convertible Preferred Stock.

(H)
To record the issuance of the Contingent Value Rights to the holders of the 32,678,056 shares of Technest's common stock outstanding on January 25, 2011.  The cash payment is estimated to be approximately $0.09 per share or $3,072,785.

(I)
To record the estimated fair value of Technest's existing customer contracts, adjust the carrying value of goodwill on the acquisition date, and write-off Technest's definite-lived intangible assets against additional paid-in capital.

(J)	To reverse the Technest goodwill impairment loss and amortization of Technest's original intangible assets due to the purchase accounting applied in the reverse acquisition.

(K)	To reflect the amortization of the customer contracts intangible assets that will be recorded in connection with the reverse acquisition over their estimated life of two years.

(L)
To record the fair value of the 1,000,000 shares of Technest common stock issued in connection with the January 11, 2011 Employment Settlement Agreement with the former President and Chief Executive Officer of Technest.

(M)	To record the compensation expense in connection with the Employment Settlement Agreement (see Note L).

(N)
To record the fair value of the 450,000 shares of Technest common stock issued in connection with the March 7, 2011 Equity Purchase Agreement with Southridge Partners II, LP.  Under the Equity Purchase Agreement, Southridge shall commit to purchase up to $5,000,000 of Technest common stock over the twenty-four month period commencing on the effective date of Technest’s registration statement pursuant to the registration rights agreement.  The purchase price of the common stock will be 95% of the average of the lowest three day closing bid prices during the five trading day period.

(O)	To amortize the deferred financing fees over the twenty-four month term of the Equity Purchase Agreement (see Note N).